UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 10, 2008
BRADY MATCHED 401(K) PLAN
BRADY CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 1-14959

Wisconsin (State of Incorporation)	39-0971239 (IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of Principal Executive Offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
Explanatory Note: The Change in Registrant’s Certifying Accountant referenced below relates solely to the Brady Matched 401(k) Plan (the “Plan”).
1) Previous Independent Registered Public Accounting Firm. On April 10, 2008, the Retirement Committee responsible for the Plan, after recommendation by the Brady Corporation (the “Company”) Audit Committee, dismissed Deloitte and Touche LLP (“Deloitte & Touche”) as the Plan’s independent registered public accounting firm.
The reports of Deloitte & Touche on the financial statements of the Plan for the years ended December 31, 2005 and December 31, 2006 neither (i) contained an adverse opinion or disclaimer of opinion; nor (ii) were qualified or modified as to uncertainty, audit scope or accounting principles.
During the two fiscal years ended December 31, 2005 and December 31, 2006 and the subsequent period through April 10, 2008 there has not been (i) any disagreement between the Plan and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Deloitte & Touche’s satisfaction would have caused Deloitte & Touche to make reference to the subject matter of the disagreement in connection with its report, and (ii) any “reportable event” (as defined in Regulation S-K, Item 304(a)(1)(v)).
Deloitte & Touche has been provided a copy of the above disclosure with a request that it furnish to the Plan a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Plan and, if not, stating why it does not agree. A letter from Deloitte & Touche is attached hereto and incorporated herein as Exhibit 16.
2) New Independent Registered Public Accounting Firm. On April 10, 2008 the Retirement Committee responsible for the Plan, after recommendation of the Company’s Audit Committee, engaged Clifton Gunderson LLP (“Clifton Gunderson”) as the independent registered accounting firm to audit the Plan’s financial statements beginning with the fiscal year ended December 31, 2007. During the Plan’s fiscal years ended December 31, 2005 and December 31, 2006, the Plan (or someone on its behalf) did not:
a)	consult Clifton Gunderson regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements; and neither a written report nor oral advice was provided to the Plan by Clifton Gunderson that Clifton Gunderson concluded was an important factor considered by the Plan in reaching a decision as to an accounting, auditing or financial issue; or

b)	consult Clifton Gunderson regarding any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.
The following is furnished as an Exhibit to this Report.

Exhibit No.	Description of Exhibit

16	Letter regarding change in certifying accountant from Deloitte & Touche LLP to the SEC, dated April 15, 2008.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY MATCHED 401(K) PLAN BRADY CORPORATION
Date: April 15, 2008	By:	/s/ GARY VOSE
		Name:	Gary Vose
		Title:	Plan Administrative Committee Member

	By:	/s/ THOMAS FELMER
		Name:	Thomas Felmer
		Title:	Senior Vice President and Chief Financial Officer and Retirement Committee Member

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

16	Letter regarding change in certifying accountant from Deloitte & Touche LLP to the SEC, dated April 15, 2008.